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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 2008


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                     333-138178               20-3730880
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)



                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)



                                 (847) 810-3000
              (Registrant's telephone number, including area code)




          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On June 12, 2008, Clarence E. Terry resigned from the Board of Directors (the "Board") of Indalex Holdings Finance, Inc. (the "Company"), and the Board elected David F. Finnigan as a director of the Company to fill the resulting vacancy. Mr. Finnigan is a Managing Director of Sun Capital Partners, Inc. ("Sun Capital"). The Company is beneficially owned by affiliates of Sun Capital, management and certain other investors.

     As previously disclosed by the Company, on February 2, 2006, the Company, the management investors and the other stockholders of the Company, including Sun Indalex, LLC, an affiliate of Sun Capital, entered into a registration agreement and a stockholders agreement in connection with the acquisition by the Company (through Indalex Holding Corp., a wholly-owned direct subsidiary of the Company) of Indalex Inc. and Indalex Limited from Honeywell International, Inc. and one of its subsidiaries (the "Holdings Acquisition"). A description of the materials terms of the registration agreement and the stockholders agreement are contained in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2007 and are incorporated by reference herein.

     As previously disclosed by the Company, on February 2, 2006, the Company entered into a management services agreement with Sun Capital Partners Management III, LP, an affiliate of Sun Capital, a description of the material terms of which are also contained in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2007 and incorporated by reference herein.

     A copy each of the registration agreement, the stockholders agreement and the management services agreement has been filed as Exhibit 10.4, 10.3 and 10.2, respectively, to the Company's registration statement on Form S-4, Registration No. 333-138178, filed on October 24, 2006, and are incorporated by reference herein. The description of the material terms of those agreements is qualified in its entirety by reference to such exhibits.

     As previously disclosed by the Company, on February 2, 2006, Sun Capital Securities Offshore Fund, Ltd., an affiliate of Sun Capital, purchased $15.0 million of 11(1)/2% second-priority senior secured notes in the offering of the notes at the price paid by all other investors in the offering of the notes. In connection with the Holdings Acquisition and related transactions, the Company paid a closing fee to Sun Capital Securities Offshore Fund, Ltd. in the amount of $0.4 million. On July 18, 2006, Sun Capital Securities Offshore Fund, Ltd. sold the $15.0 million of notes to unaffiliated purchasers. During 2007, Sun Capital Securities Offshore Fund, Ltd. purchased $10.1 million of notes on the open market.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INDALEX HOLDINGS FINANCE, INC.


                                                  /s/ Patrick Lawlor
                                               ---------------------------------
Date: June 12, 2008                            Name:  Patrick Lawlor
                                               Title: Chief Financial Officer


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